BMC Stock Holdings, Inc. Investor Presentation March 2016

2 Forward-Looking Statements This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this document may include, without limitation, statements regarding sales growth, price changes, earnings performance, strategic direction and the demand for our products. Forward-looking statements are typically identified by words or phrases such as "may," "might," "predict," "future," "seek to," "assume," "goal," "objective," "continue," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "guidance," "possible," "predict," "propose," "potential" and "forecast," or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which are outside the control of BMC Stock Holdings, Inc. (“BMC Stock” or the “Company”). BMC Stock cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement, therefore investors and shareholders should not place undue reliance on such statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the recently completed merger (the “Merger”) of Stock Building Supply Holdings, Inc. (“SBS”) with Building Material Holdings Corporation (“BMC”), including future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the BMC business will not be integrated successfully or that such integration will take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; general worldwide economic conditions and related uncertainties; changes in the markets for BMC Stock's business segments; unanticipated downturns in business relationships with customers; competitive pressures on the Company's sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; the effect of changes in governmental regulations; and other factors discussed or referred to in the "Risk Factors" section of BMC Stock's most recent Annual Report on Form 10-K filed with the SEC on March 15, 2016, and our subsequent filings with the SEC. All such factors are difficult to predict and are beyond BMC Stock's control. All forward-looking statements attributable to BMC Stock or persons acting on BMC Stock's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and BMC Stock undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Basis of Presentation The Merger was accounted for as a “reverse acquisition” under the acquisition method of accounting, with SBS treated as the legal acquirer and BMC treated as the acquirer for accounting purposes. As such, the Company has accounted for the Merger by using BMC historical information and accounting policies and adding the assets and liabilities of SBS as of the completion date of the Merger at their estimated fair values. The Company’s fourth quarter and full year 2015 results include SBS’s operations from the date of the Merger through December 31, 2015 (the “stub” period), which contributed $103.6 million of net sales. As a result, current year results reported pursuant to U.S. generally accepted accounting principles (“GAAP”) are not comparable to prior periods. For informational purposes only, the Company has furnished Adjusted financial information. The Adjusted financial information combines the historical results of BMC Stock with the pre-Merger results of SBS. The Adjusted financial information has not been prepared in accordance with GAAP, and is based upon currently available information and assumptions deemed appropriate by the Company’s management. This Adjusted financial information is not necessarily indicative of what the Company’s results actually would have been had the Merger been completed as of any date prior to December 1, 2015. In addition, this Adjusted financial information is not indicative of future results or current financial conditions and does not reflect any anticipated synergies, operating efficiencies, cost savings or integration costs that may result from the Merger. All Adjusted financial information should be read in conjunction with separate historical financial statements and accompanying notes filed with the Securities and Exchange Commission (“SEC”). A reconciliation of Adjusted financial measures to GAAP financial measures is provided in the Appendix of this presentation. Disclaimer

3 Non-GAAP Financial Measures For informational purposes only, the Company has furnished Adjusted financial information. The Adjusted financial information combines the historical results of BMC Stock with the pre-Merger results of SBS. The Adjusted financial information has not been prepared in accordance with GAAP, and is based upon currently available information and assumptions deemed appropriate by the Company’s management. This Adjusted financial information is not necessarily indicative of what the Company’s results actually would have been had the Merger been completed as of any date prior to December 1, 2015. In addition, this Adjusted financial information is not indicative of future results or current financial conditions and does not reflect any anticipated synergies, operating efficiencies, cost savings or integration costs that may result from the Merger. All Adjusted financial information should be read in conjunction with separate historical financial statements and accompanying notes filed with the Securities and Exchange Commission (“SEC”). A reconciliation of Adjusted financial measures to GAAP financial measures is provided in the Appendix of this presentation. • Adjusted net sales is defined as (i) BMC Stock net sales plus (ii) pre-Merger SBS net sales. • Adjusted gross profit is defined as (i) BMC Stock gross profit plus (ii) pre-Merger SBS gross profit plus (iii) inventory step-up charges. • Adjusted EBITDA is defined as (i) BMC Stock net income (loss) plus (ii) pre-Merger SBS income (loss) from continuing operations plus (iii) interest expense, income tax expense, depreciation and amortization, Merger-related costs, inventory step-up charges, non-cash stock compensation expense, headquarters relocation expense, insurance deductible reserve adjustments and other items, each of which are inclusive of pre-Merger SBS results. Adjusted net sales, Adjusted gross profit and Adjusted EBITDA are intended as supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. We believe that Adjusted net sales, Adjusted gross profit and Adjusted EBITDA provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and operating results. Our management uses Adjusted net sales, Adjusted gross profit and Adjusted EBITDA to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. Adjusted net sales, Adjusted gross profit, and Adjusted EBITDA is used in monthly financial reports prepared for management and our board of directors. We believe that the use of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA provide additional tools for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other distribution and retail companies, which may present similar non-GAAP financial measures to investors. However, our calculation of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA are not necessarily comparable to similarly titled measures reported by other companies. Our management does not consider Adjusted net sales, Adjusted gross profit and Adjusted EBITDA in isolation or as alternatives to financial measures determined in accordance with GAAP. The principal limitation of Adjusted gross profit and Adjusted EBITDA is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Some of these limitations are: (i) Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; (ii) Adjusted EBITDA does not reflect our interest expense, or the requirements necessary to service interest or principal payments on our debt; (iii) Adjusted EBITDA does not reflect our income tax expenses or the cash requirements to pay our taxes; (iv) Adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; (v) although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements and (vi) Adjusted EBITDA does not consider the potentially dilutive impact of issuing non-cash stock-based compensation. In order to compensate for these limitations, management presents Adjusted net sales, Adjusted gross profit and Adjusted EBITDA in conjunction with GAAP results. You should review the reconciliations of net sales to Adjusted net sales, gross profit to Adjusted gross profit and net income (loss) to Adjusted EBITDA and should not rely on any single financial measure to evaluate our business. Non-GAAP (Adjusted) Financial Measures

4 BMC STOCK Investment Highlights A Market Leader for Growth Market leader with national scale and local expertise Strategic footprint in highly attractive long-term growth markets Extensive value-added product and service capabilities support share gains Low cost, high service integrated supply chain and diverse customer base Strong balance sheet that supports growth Highly fragmented industry poised for continued recovery Significant synergies to be realized from BMC Stock combination

Company Overview 1

Company Snapshot
STCK (NASDAQ)

- A leading national building solutions provider with \$2.8 billion of Adjusted net sales[1] and \$130 million of Adjusted EBITDA[1] for full year 2015
- Locations in 17 states representing 63% of 2015 single-family building permits
- Significant market presence in 42 attractive metropolitan areas
- Focus on differentiated, value-added products and services that meet critical industry needs
- Proven growth track record (~18% Adjusted EBITDA CAGR since 2013) with significant future opportunities

2015 Product & Service Mix[2]



Other Bldg. Products & Services 26%
Structural Components 15%
Lumber & Sheet Goods 31%
Millwork, Doors & Windows 28%

Distribution Services



STOCK

91 Distribution Yards

Truss Manufacturing



READY-FRAME

35 Truss & Structures Operations

Millwork Manufacturing



47 Millwork Operations

Turnkey Solutions



Installation Management

Design Services



Design Centers & Showrooms

eBusiness Platform



Logistics, Services & eCommerce

1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales and Adjusted EBITDA
2. 2015 Product and Service Mix based on Adjusted net sales

6

BMC | STOCK

Lumber Yards & Building Materials Dealers 33% Home Centers 58% Hardware Stores 9% Market Leader in Highly Fragmented Industry 7 0 1,000 2,000 3,000 4,000 ($ millions) BMC Stock Top 10 Pro Sales 20152 Building Materials Sales by Distribution Channel1 1. Source: U.S. Census Bureau 2012 NAICS Survey and 2015 NAICS Annual Retail Trade Report 2. Source: 2015 ProSales 100 rankings of pro dealers with manufacturing capabilities; chart not to scale  Approximately $290 billion of U.S. retail building materials sales in 2015  Lumber and building materials dealers primarily serve professional contractors, homebuilders and tradespersons  Median revenue for top 100 pro dealers is $117 million  BMC Stock is a leading ‘Direct-to-Jobsite’ distributor in the highly fragmented U.S. Lumber and Building Material industry 6,0 2

Strategic Footprint in Attractive Growth Markets

Company Footprint

91
Distribution locations in 17 states

63%
of 2015 single-family building permits

35
Truss and structures operations

47
Millwork operations



WA
MT
ID
NV
UT
CO
CA
NM
TX
AR
PA
VA
GA
FL

Sales by U.S. Census Division[1]



Pacific 17%
Mid & South Atlantic 27%
Mountain 21%
West South Central 35%

Additional Highlights

- Presence in 42 metropolitan areas
- Strong capabilities with significant expansion opportunities
- Complementary design centers and showrooms
- Unique eBusiness platform to support physical assets
- Industry leading professional talent

1. Sales by U.S. Census Division based on 2015 Adjusted net sales and pre-acquisition net sales of VNS Corporation ("VNS") and Robert Bowden, Inc. ("RBI")

8

BMC | STOCK

9 Extensive Product and Service Offering Portfolio Represents Over 50% of the Cost for a Typical New Home Average Cost Share of Cost Building Permit Fees $3,601 1.2% Impact Fee $1,742 0.6% Water & Sewer Fees Inspections $4,191 1.4% Architecture, Engineering $4,583 1.6% Excavation, Foundation & Backfill $32,576 11.3% Framing & Trusses $48,524 16.8% Sheathings $1,238 0.5% Siding $20,717 7.2% Roofing $10,069 3.5% Windows & Doors $12,127 4.2% Plumbing $12,302 4.3% Electrical $12,181 4.2% HVAC $12,623 4.4% Insulation $6,467 2.2% Drywall $11,744 4.1% Interior Trim, Doors & Hardware $12,409 4.3% Painting $9,002 3.1% Lighting $3,517 1.2% Cabinets & Countertops $16,056 5.5% Appliances $4,463 1.5% Flooring $13,367 4.6% Plumbing Fixtures $4,465 1.5% Outdoor Structures (deck, patio) $4,439 1.5% Landscaping $6,156 2.1% Driveway $6,240 2.1% Other $14,706 5.1% Total $289,415 100.0% Source: 2015 NAHB Cost of Construction Survey

10 Value-Added Services Support Job Site Excellence One-Step Value Chain – Showroom to Job-site…Contractor to Client  Providing differentiated solutions and proprietary services that support our unique value proposition  Driving enhanced productivity and customer satisfaction  One-step distributor for premier building products manufacturers; critical link in building supply chain for customers  Keen understanding of unique construction codes, regional product preferences and local distribution infrastructure Design and showroom services Project planning eBusiness platform Custom millwork, doors, windows Ready-Frame and trusses Job-site distribution services Installation management Unique Service Platform

11  Diverse base of customers ranging from well-known national builders to small regional and local players  No single customer exceeds 5% of total Adjusted net sales1  Enhanced capabilities to serve attractive professional repair and remodeling contractor segment Highly Diversified and Growing Customer Base Select Customers Multi-Family & Commercial Contractors 11% Repair & Remodel Contractors 12% Single-Family Homebuilders 77% National Homebuilders Regional Homebuilders Multi-family (millwork) 2015 Customer Mix2 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales 2. 2015 Customer Mix based on Adjusted net sales

Tightly Managed Integration Plan to Extract Synergies and Leverage Unique Capabilities 12 1. Estimated run-rate cost savings represents annualized savings at the end of each period presented  Combined executive leadership team and operating structure in place  $10 million annual savings from executive and other redundant positions; implementation of casualty insurance and employee benefit programs  Limited branch overlap reduces risk of customer disruption / revenue loss  Incremental opportunities from best practices:  Millwork and components manufacturing  Ready-Frame  Logistics, design and eCommerce capabilities  Working capital optimization  $20 to $25 million of integration costs expected over 2016 / 2017, primarily related to associate severance, retention and system integration costs Synergy Category Description of Benefit Q4 2017 Annual Run-Rate Estimates1 Sales, General & Administrative and Other Costs  Rationalization of corporate and branch support costs  Common casualty insurance and employee benefit programs  Fleet and indirect spend programs  Select consolidation of branches in overlapping markets $18 to $22m Sourcing and Supply Chain (Cost of Goods Sold)  Alignment of suppliers to optimize purchase quantities  Extend ‘one-step’ supplier sourcing relationships across combined company  Improve supplier rebates and discounts by leveraging combined larger purchase volume $22 to $28m Total $40 to $50m Estimated Run-Rate Cost Savings1 Moving Quickly to Capture Value Q4 15 Q4 16 Q4 17 $10m $27 to $33m $40 to $50m

Focused Growth Strategy 2

Leveraging Strong Foundation and Core Capabilities to Accelerate Profitable Growth 14 Favorable Industry Trends Expand Value-Added Products & Services Expand Share in Core Markets Pursue Strategic Expansions Merger Benefits  National scale  Service capabilities meeting industry demands  Attractive geographies  Proven leadership and deep talent pool  Solid financial position  Significant synergies Creating a Best-in-Class Building Solutions Platform

0 400 800 1,200 1,600 2,000 1959 1966 1973 1980 1987 1994 2001 2008 2015 U.S. Single-Family Starts Poised to Benefit from the Housing Recovery Adjusted net sales per U.S. S-F Housing Start2 Macro conditions support housing market growth  population & employment growth  consumer & builder confidence  credit availability  affordability  government policy Significant Room to Recover from Today’s Levels (ths) Benefitting from Favorable Industry Trends 15 U.S. S-F Starts Remain Well Below 50 Year Average1 50 yr avg. 1. Source: United States Census Bureau 2. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales; 2011 to 2014 Adjusted net sales per U.S. S-F Housing Starts calculated on a constant-dollar basis using 2015 annual average commodity prices $3,447 $3,419 $3,700 $3,864 $3,919 2011 2012 2013 2014 2015

Expansion of Product & Service Offering Driving Share Gains

2015 Product & Service Mix



Structural Components 15%
Lumber & Sheet Goods 31%
Millwork, Doors & Windows 28%
Other Bldg. Products & Services 26%

2015 Growth by Product Category



Growth Rate
16%
12%
8%
4%
0%
-4%
Millwork, Doors & Windows
Structural Components
Other Bldg. Products & Services
Lumber & Sheet Goods
Low
Mid
High
Relative GM %

Structural Components

- Includes engineered wood products, trusses and wall panels
- Custom designed and built to reduce job-site labor, waste and cycle times
- Investing in equipment and automation to improve manufacturing productivity
- Capacity expansion in Atlanta, Austin, Raleigh and Salt Lake City to capture greater share of growing demand

Ready-Frame® [1]

- Proprietary job-site framing solution for constructing roof and floor trusses
- Designed to reduce builder cycle time, labor requirement and material waste
- 2015 sales growth of nearly 18% to over $70 million
- BMC market rollout complete; planned rollout to SBS markets during 2016 & 2017

Windows, Doors & Millwork

- Includes millwork, interior doors, cabinets and flooring
- Developing web-based catalogs and configuration tools to showcase offerings
- Acquired custom millwork manufacturer in Atlanta with potential to leverage unique capabilities across multiple markets
- Investing in capacity, showrooms and sales

16

1. Ready-Frame® sales are included in the Lumber & Sheet Goods product category

READY-FRAME® Meeting Industry Needs; First-Mover Position for Future of Framing 17  Proprietary job-site framing solution for constructing roof and floor trusses  Designed to reduce builder cycle time, labor requirement and material waste  Applicable to single-family, custom, multi-family, and commercial construction  Enables customers to frame 20-30% more houses in same time period as stick framing  Whole house, precision pre-cut package  One price per package  Smart bundled (top piece off delivery is first used for framing)  No cutting lumber, no last minute orders, no errors and no punch lists  Take off guaranteed to the 1/16”  Green solution with minimal to no on-site waste and disposal costs  2015 sales grew nearly 18% to over $70 million  Over 55% of Seattle market LBM business after 3 years  Opportunity to transition commodity lumber sales to value-added solutions and grow share Less Risk. Less Labor. Less Cost. READY-FRAME video: https://www.youtube.com/watch?v=REv665u2QRI

18 Differentiated eBusiness Offering Drives Productivity and Enhanced Customer Experience Logistics Solutions Installed Solutions Design Solutions  Benefit to Customer: real-time order status with pick-up and delivery notifications  Benefit to Company: Drives higher on time deliveries and lower distribution costs  Benefit to Customer: project management system for cost transparency and reliability  Benefit to Company: Improves quality and profitability profile of installed sales  Benefit to Customer: Faster quote turnaround improves customer satisfaction  Benefit to Company: Operational efficiencies improve closure rates and drive revenue through whole house selling 24x7 eCommerce  Benefit to Customer: Ability to manage business digitally for increased efficiency and convenience  Benefit to Company: Improves productivity and drives revenue through enhanced customer experience Introducing Digital Tools for Our Customer’s Belt Transactional capabilities available in seven markets; rollout expected to continue through 2016 & 2017. eBusiness video: https://youtu.be/6J6tb1L3ImU

Entering New Markets Efficiently
Proven Acquisition Capability



Acquired location
Existing location

- Adjacency of existing and acquired locations adds to local scale and creates opportunity to leverage capabilities and fixed costs
- Rigorous integration process to capture value, with over 70 bolt-on acquisitions completed
- Industry remains extremely fragmented, allowing for robust pipeline of opportunities

VNS Corporation (VNS), May 2015

- Serves central and coastal Georgia and the north coast of Florida
- 7 lumberyards, 1 truss plant, and 1 millwork manufacturing plant
- Customer mix primarily single-family custom homebuilders and professional remodeling contractor
- 2015 net sales[1] of $141.5 million and Adjusted EBITDA[1] of $7.5 million

Robert Bowden, Inc. (RBI), September 2015

- Serves the greater Atlanta metropolitan area
- Manufacturer and distributor of custom millwork products
- Serves various size customers including production and custom builders and professional remodeling contractors
- 2015 net sales[1] of $80.1 million and Adjusted EBITDA[1] of $9.2 million

19

1. 2015 Net sales and Adjusted EBITDA data includes pre-acquisition results

BMC | STOCK

Financial Overview 3

21 Proven Track Record of Growth  Adjusted net sales1 CAGR2 of 10.7% since 2013 compared to single-family starts CAGR of 7.6%  Adjusted gross margin1 improvement of 180 basis points since 2013  Adjusted EBITDA 1 CAGR of 18.3% since 2013 driven by operating leverage and strategic growth investments  Incremental Adjusted EBITDA1 as percent of Adjusted net sales1 growth (“pull- through”) of 9.4% since 2013 while continuing to invest in growth strategy  Full Year 2015 excludes pre-acquisition net sales of $90.1 million and Adjusted EBITDA1 of $5.5 million from VNS and RBI $531 $603 $670 2013 2014 2015 $2,407 $2,607 $2,801 2013 2014 2015 $93 $114 $130 2013 2014 2015 Adjusted net sales1 ($m) Adjusted gross profit 1 ($m) Adjusted EBITDA1 ($m) 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales , Adjusted gross profit and Adjusted EBITDA 2. Adjusted net sales CAGR calculated on a constant-dollar basis using 2015 annual average commodity prices

22 Q4 / Full Year 2015 Adjusted Net Sales Bridge Adjusted net sales1 ($m) Q4 2014 Volume Acquisition Deflation Q4 2015 $628.9 $61.6 $63.4 ($26.1) $727.8 $2,607.2 $189.7 $130.8 ($127.2) $2,800.6 FY 2014 Volume Acquisition Deflation FY 2015  Q4 Adjusted net sales1 up 15.7%  Organic volume growth of 9.8% highest growth rate since Q2 2014 driven by value- added products  VNS and RBI acquisitions contributed growth of 10.1%  Commodity deflation reduced growth rate by 4.2% 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales  Full year 2015 Adjusted net sales1 up 7.4%  Organic volume growth of 7.3% despite labor-constrained construction markets  VNS and RBI acquisitions contributed growth of 5.0%  Commodity deflation reduced growth rate by 4.9%

23 Quarterly Financial Results Operating Improvements Continue Momentum Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Adjusted net sales1 YoY change $569.7 12.2% $696.2 8.3% $712.4 7.9% $628.9 5.4% $590.4 3.6% $707.4 1.6% $775.0 8.8% $727.8 15.7% Adjusted gross profit1 YoY change $127.1 22.9% $161.7 16.7% $166.0 10.8% $147.9 6.3% $138.0 8.6% $170.2 5.3% $186.3 12.2% $175.6 18.7% Adjusted GM%1 22.3% 23.2% 23.3% 23.5% 23.4% 24.1% 24.0% 24.1% Adjusted EBITDA1 $10.4 $37.1 $38.2 $28.5 $15.6 $35.1 $41.0 $37.8 Adj. EBITDA Margin1 1.8% 5.3% 5.4% 4.5% 2.6% 5.0% 5.3% 5.2% ($ millions) Recent acquisitions, strategic initiatives and high-confidence Merger benefits yield numerous opportunities to drive operating results forward 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA

24 Strong Balance Sheet to Support Growth Flexibility for Continued Investments and Disciplined, Accretive M&A 1. Adjusted net debt is defined as long-term debt and capital lease obligations (current and long-term portions), plus interest payable less cash and cash equivalents 2. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA; includes pre-acquisition results for VNS and RBI  Improving Adjusted EBITDA trends  Working capital usage ~12% of sales with improvement opportunity through Merger  Full Year 2016 CAPEX expected to be $60 to $70 million  2016 depreciation expense expected to be $45 - $50 million  2016 amortization expense expected to be $20 - $22 million  Annual run-rate interest expense currently $30 to $32 million  Normalized effective tax rate of 36% to 37% Attractive Cash Flow Dynamics 12/31/2015 Adjusted Net debt1 $437 million Adjusted net debt1 / 2015 Adjusted EBITDA2 3.2x  $450 million revolving ABL facility with extended maturity; $152 million drawn at 12/31/15  Existing $250 million 9.0% Senior Secured Notes maturing 2018  Medium-term leverage target of 3.0x - 4.0x allows flexibility to make opportunistic investments  Longer-term leverage target of 2.0x – 3.0x as housing cycle matures Balance Sheet Positioned to Invest

25 Committed to Shareholder Value Creation Market leader with national scale and local expertise Strategic footprint in highly attractive long-term growth markets Extensive value-added product and service capabilities support share gains Low cost, high service integrated supply chain and diverse customer base Strong balance sheet that supports growth Highly fragmented industry poised for continued recovery Significant synergies to be realized from BMC Stock combination

APPENDIX

BMC Stock Reported (GAAP) Income Statement

($ths)	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
Net sales	1,210,156	289,716	351,620	358,314	311,848	1,311,498	292,826	357,287	416,471	510,162	1,576,746
Cost of sales	953,609	227,897	272,129	276,672	239,726	1,016,424	226,129	273,469	319,370	396,368	1,215,336
Gross profit	256,547	61,819	79,491	81,642	72,122	295,074	66,697	83,818	97,101	113,794	361,410
SG&A	200,588	54,110	58,375	59,519	57,313	229,317	62,861	67,503	76,436	100,043	306,843
Depreciation expense	9,168	2,682	2,757	2,948	3,105	11,492	3,444	3,262	3,549	5,445	15,700
Amortization expense	1,310	-	-	-	-	-	-	264	735	2,627	3,626
Impairment of assets held for sale	73	-	134	-	-	134	-	-	82	(82)	-
Merger-related costs	-	-	-	-	-	-	-	3,042	998	18,953	22,993
(Loss) income from operations	45,408	5,027	18,225	19,175	11,704	54,131	392	9,747	15,301	(13,192)	12,248
Interest expense	(18,786)	(6,599)	(6,757)	(6,839)	(6,895)	(27,090)	(6,730)	(6,730)	(7,038)	(7,054)	(27,552)
Other income (expense), net	1,306	486	424	131	373	1,414	669	347	(48)	(184)	784
(Loss) income before income taxes	27,928	(1,086)	11,892	12,467	5,182	28,455	(5,669)	3,364	8,215	(20,430)	(14,520)
Income tax (benefit) expense	6,273	588	(72,332)	4,935	1,232	(65,577)	(2,108)	1,239	4,168	(12,988)	(9,689)
Net (loss) income	**21,655**	**(1,674)**	**84,224**	**7,532**	**3,950**	**94,032**	**(3,561)**	**2,125**	**4,047**	**(7,442)**	**(4,831)**

27

BMC STOCK

Pre-Merger SBS Reported (GAAP) Income Statement

($ths)	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015	Oct / Nov	YTD Nov15
Net sales	1,197,037	279,983	344,586	354,060	317,087	1,295,716	297,620	350,065	358,540	217,650	1,223,875
Cost of sales	922,634	214,741	262,372	269,668	241,281	988,062	226,299	263,654	269,401	166,129	925,483
Gross profit	274,403	65,242	82,214	84,392	75,806	307,654	69,925	86,411	89,139	51,521	296,996
SG&A	254,935	67,127	71,086	73,665	67,839	279,717	70,132	74,655	75,286	44,455	264,528
Depreciation expense	5,890	1,468	1,641	1,681	1,941	6,731	2,075	2,243	2,493	1,684	8,495
Amortization expense	2,236	563	564	563	563	2,253	563	597	596	398	2,154
Impairment of assets held for sale	432	48	-	-	-	48	-	-	-	-	-
Merger-related cost	-	-	-	-	-	-	207	3,262	1,183	10,353	15,005
Public offering transaction-related costs	10,008	448	-	60	-	508	-	-	-	-	-
Restructuring expense	141	7	2	2	62	73	192	205	(14)	(1)	382
(Loss) income from continuing operations	761	(4,419)	8,921	8,421	5,401	18,324	(1,641)	5,449	9,595	(5,368)	8,035
Interest expense	(3,793)	(631)	(668)	(712)	(673)	(2,684)	(711)	(677)	(745)	(504)	(2,637)
Other income, net	870	243	170	197	177	787	612	196	194	158	1,160
(Loss) income before income taxes	(2,162)	(4,807)	8,423	7,906	4,905	16,427	(1,740)	4,968	9,044	(5,714)	6,558
Income tax (benefit) expense	2,874	(1,498)	2,943	2,972	1,923	6,340	(3,591)	2,437	3,020	(2,151)	(285)
(Loss) income from discontinued operations	401	21	147	40	124	332	8	39	7	(1)	53
Net (loss) income	**(4,635)**	**(3,288)**	**5,627**	**4,974**	**3,106**	**10,419**	**1,859**	**2,570**	**6,031**	**(3,564)**	**6,896**

28

BMC | STOCK

Reconciliation of Non-GAAP Items – Adjusted Net Sales, Adjusted Gross Profit

($ths)	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
BMC Stock net sales	1,210,156	289,716	351,620	358,314	311,848	1,311,498	292,826	357,287	416,471	510,162	1,576,746
Pre-merger SBS net sales	1,197,037	279,983	344,586	354,060	317,087	1,295,716	297,620	350,065	358,540	217,650	1,223,875
Adjusted net sales	2,407,193	**569,699**	**696,206**	**712,374**	**628,935**	2,607,214	**590,446**	**707,352**	**775,011**	**727,812**	2,800,621
Structural components	347,689	82,392	102,661	105,793	89,219	380,065	86,010	106,859	119,917	107,514	420,300
Lumber & sheet goods	848,202	197,566	239,817	238,166	200,176	875,725	192,297	224,702	238,581	208,899	864,479
Millwork, doors & windows	597,805	146,943	178,147	183,743	180,699	689,532	168,299	195,797	212,685	216,959	793,740
Other bldg. prods & svcs	613,497	142,798	175,581	184,672	158,841	661,892	143,840	179,994	203,828	194,440	722,102
Adjusted net sales by product category	2,407,193	**569,699**	**696,206**	**712,374**	**628,935**	2,607,214	**590,446**	**707,352**	**775,011**	**727,812**	2,800,621
BMC Stock gross profit	256,547	61,819	79,491	81,642	72,122	295,074	66,697	83,818	97,101	113,794	361,410
Pre-merger SBS gross profit	274,403	65,242	82,214	84,392	75,806	307,654	71,321	86,411	89,139	51,521	298,392
Inventory step-up charges	-	-	-	-	-	-	-	-	-	10,285	10,285
Adjusted gross profit	530,950	**127,061**	**161,705**	**166,034**	**147,928**	602,728	**138,018**	**170,229**	**186,240**	**175,600**	670,087
Adjusted gross margin %	22.1%	**22.3%**	**23.2%**	**23.3%**	**23.5%**	23.1%	**23.4%**	**24.1%**	**24.0%**	**24.1%**	23.9%

29

See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA

BMC | STOCK

Reconciliation of Non-GAAP Items – Adjusted EBITDA

($ths)	FY 2013	Q1 14	Q2 14	Q3 14	Q4 14	FY 2014	Q1 15	Q2 15	Q3 15	Q4 15	FY 2015
BMC Stock net income (loss)	**21,655**	**(1,674)**	**84,224**	**7,532**	**3,950**	**94,032**	**(3,561)**	**2,125**	**4,047**	**(7,442)**	**(4,831)**
Pre-merger SBS income (loss) from continuing operations	(5,036)	(3,309)	5,480	4,934	2,982	10,087	1,851	2,531	6,024	(3,564)	6,842
Interest expense	22,579	7,230	7,425	7,551	7,568	29,774	7,441	7,407	7,783	7,558	30,189
Income tax expense (benefit)	9,147	(910)	(69,389)	7,907	3,155	(59,237)	(5,699)	3,676	7,188	(15,139)	(9,974)
Depreciation and amortization	25,827	6,655	7,142	7,244	7,758	28,799	8,344	8,678	9,643	12,586	39,251
Merger-related costs	-	-	-	-	-	-	207	6,304	2,181	29,306	37,998
Restructuring expense	141	7	2	2	62	73	192	205	(14)	-	383
Inventory step-up charges	-	-	-	-	-	-	-	-	-	10,285	10,285
Non-cash stock compensation expense	3,474	1,497	1,287	1,664	1,631	6,079	1,518	1,529	1,524	881	5,452
Headquarters relocation	-	-	256	827	971	2,054	1,377	1,075	359	1,054	3,865
Insurance deductible reserve adjustment and fire casualty loss	1,772	150	552	110	(143)	669	378	(13)	694	1,967	3,026
Loss on portfolio transfer	-	-	-	-	-	-	2,826	-	-	-	2,826
Acquisition costs and other items	12,995	758	76	422	572	1,828	711	1,601	1,578	326	4,216
Adjusted EBITDA	**$92,554**	**$10,404**	**$37,055**	**$38,193**	**$28,506**	**$114,158**	**$15,585**	**$35,118**	**$41,007**	**$37,818**	**$129,528**

30

See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA

BMC | STOCK